Exhibit 99.1

[LOGO]

SAFEHARBOR STATEMENT Certain statements made in this presentation may constitute “forward-looking statements” within the meaning of the U.S. federal securities laws, as amended, regarding the expectations of management with respect to our future operating results and other future events including revenues and profitability. The Company cautions that these statements are based on management’s current knowledge and expectations and are subject to certain risks and uncertainties, many of which are outside of the control of the Company, that could cause actual results and events to differ materially from the statements made herein. Such risks and uncertainties include, but are not limited to, the following: our ability to recognize benefits from The Coca-Cola Company (TCCC) transaction and the American Fruits and Flavors transaction; our extensive commercial arrangements with TCCC and, as a result, our future performance’s substantial dependence on the success of our relationship with TCCC; the impact of TCCC bottlers distributing Coca-Cola brand energy drinks; the impact on our business of trademark and trade dress infringement proceedings brought against us relating to our Reign Total Body Fuel™ high performance energy drinks; our ability to introduce and increase sales of both existing and new products; our ability to implement the share repurchase programs; unanticipated litigation concerning the Company’s products; the current uncertainty and volatility in the national and global economy; changes in consumer preferences; adverse publicity surrounding obesity and health concerns related to our products, water usage, environmental impact, human rights and labor and workplace laws; changes in demand due to both domestic and international economic conditions; activities and strategies of competitors, including the introduction of new products and competitive pricing and/or marketing of similar products; actual performance of the parties under the new distribution agreements; potential disruptions arising out of the transition of certain territories to new distributors; changes in sales levels by existing distributors; unanticipated costs incurred in connection with the termination of existing distribution agreements or the transition to new distributors; changes in the price and/or availability of raw materials; other supply issues, including the availability of products and/or suitable production facilities including limitations on co-packing availability and retort production; product distribution and placement decisions by retailers; changes in governmental regulation; the imposition of new and/or increased excise sales and/or other taxes on our products; criticism of energy drinks and/or the energy drink market generally; our ability to satisfy all criteria set forth in any U.S. model energy drink guidelines; the impact of proposals to limit or restrict the sale of energy drinks to minors and/or persons below a specified age and/or restrict the venues and/or the size of containers in which energy drinks can be sold; or political, legislative or other governmental actions or events, including the outcome of any state attorney general, government and/or quasi-government agency inquiries, in one or more regions in which we operate. For a more detailed discussion of these and other risks that could affect our operating results, see the Company’s reports filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2018 and our subsequently filed quarterly reports on Form 10-Q. The Company’s actual results could differ materially from those contained in the forward-looking statements. The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

 $1,000.0 $800.0 $600.0 DOLLAR VOLUME CHANGE (MM) TOTAL BEVERAGE$ +2.8% YTD DOLLAR VOLUME $400.0CHANGE(MM) $2,221.7 $200.0 ENERGY DRINK $-CATEGORY GROWTH$ $(200.0)+7.9% YTD Source: Nielsen AMC YTD W/E 12/07/2019

BRAND PERFORMANCE TOTAL U.S. ALL CHANNELS / DOLLARS

AMC ALL MEASURED CHANNELS SNAPSHOT 13WKS

	$ VOL	$ VOL CHG	$ VOL % CHG	$ SHR	$ SHR CHG
TNA ENERGY	$3,404,721,505	$234,723,586	7.4%	100.0	0.0
TOTAL MEC	$1,368,064,324	$44,346,869	3.4%	40.2	(1.6)
MONSTER	$1,140,364,807	($46,574,612)	(3.9%)	33.5	(3.9)
NOS	$107,794,763	($3,972,236)	(3.6%)	3.2	(0.4)
REIGN	$98,066,066	$98,066,066		2.9	2.9
FULL THROTTLE	$21,838,688	($3,172,350)	(12.7%)	0.6	(0.1)
RED BULL	$1,128,232,505	$57,895,554	5.4%	33.1	(0.6)
ROCKSTAR	$190,676,144	($14,429,204)	(7.0%)	5.6	(0.9)
AMP	$10,620,185	($6,675,229)	(38.6%)	0.3	(0.2)
BANG	$261,777,092	$134,901,215	106.3%	7.7	3.7
STARBUCKS	$122,454,886	$17,366,672	16.5%	3.6	0.3
5-HOUR	$195,604,260	($12,456,871)	(6.0%)	5.7	(0.8)
XYIENCE	$8,539,674	($43,970)	(0.5%)	0.3	0.0
CELSIUS	$16,487,125	$6,558,645	66.1%	0.5	0.2
VENOM	$8,043,392	($191,075)	(2.3%)	0.2	0.0
A/O	$94,221,918	$7,450,980	8.6%	2.8	0.0

Source: Nielsen All Measured Channels 13 W/E 12/28/2019 Total Non-alcoholic (TNA) Energy

BRAND PERFORMANCE TOTAL U.S. ALL CHANNELS / UNITS

AMC ALL MEASURED CHANNELS SNAPSHOT 13 WKS

	U VOL	U VOL CHG	U VOL % CHG	U SHR	U SHR CHG
TNA ENERGY	1,248,450,004	85,447,637	7.3%	100.0	0.0
TOTAL MEC	512,614,777	13,104,163	2.6%	41.1	(1.9)
MONSTER	419,474,707	(23,579,164)	(5.3%)	33.6	(4.5)
NOS	42,381,412	(3,486,265)	(7.6%)	3.4	(0.5)
REIGN	41,945,393	41,945,393		3.4	3.4
FULL THROTTLE	8,813,264	(1,775,801)	(16.8%)	0.7	(0.2)
RED BULL	356,107,348	24,212,185	7.3%	28.5	(0.0)
ROCKSTAR	107,018,835	(6,328,835)	(5.6%)	8.6	(1.2)
AMP	5,054,293	(4,106,638)	(44.8%)	0.4	(0.4)
BANG	106,433,133	53,741,509	102.0%	8.5	4.0
STARBUCKS	42,352,681	5,209,735	14.0%	3.4	0.2
5-HOUR	49,820,880	(5,397,651)	(9.8%)	4.0	(0.8)
XYIENCE	4,278,905	(71,659)	(1.6%)	0.3	0.0
CELSIUS	8,081,519	3,458,297	74.8%	0.6	0.2
VENOM	8,302,715	(117,859)	(1.4%)	0.7	(0.1)
A/O	48,384,918	1,744,389	3.7%	3.9	(0.1)

Source: Nielsen All Measured Channels 13 W/E 12/28/2019 Total Non-alcoholic (TNA) Energy

ENERGy CATEG0RY TOTAL u.s. DOLLAR SHARE-ALL MEASURED CHANNELSJ l 45.0 40.0 35.0 30.0 25.0 20.0 15.0 ' ..... ,----------------· TOTAL MEC 40.2 RED BULL 33.7 MONSTER 33.5 10.0 5.0 0.0 Jan 18 Feb 18 Mar 18 Apr 18 May 18 Jun 18Ju/18 Aug 18 Sep 18 Oct 18 Nov 18 Dec 18 Jan 19 Feb 19 Mar 19 Apr 19 May 19 Jun 19Ju/19 Aug 19 Sep 19 Oct 19 Nov 19 Dec 19 - - TOTALMEC-MONSTER-REIGN-NOS-FULL THROTTLE-RED BULL-ROCKSTAR-5-HOUR-BANG BANG7.3 5-HOUR5.8 ROCKSTAR 5.5 NOS3.1 REIGN3.0 FULL THROTTLE 0.7 Source: Nielsen AMC 24 M/E 12/28/2019 Total Non-alcoholic (TNA) Energy

 50.0 45.0------------------.... --. ............... TOTAL MEC 41.3 35.0 ----------------MONSTER 33.7 30.0 25.0 20.0 RED BULL 29.0 15.0 10.0 5.0 0.0 Jan 18 Feb 18 Mar 18 Apr 18 May 18 Jun 18Ju/18 Aug 18 Sep 18 Oct 18 Nov 18 Dec 18 Jan 19 Feb 19 Mar 19 Apr 19 May 19 Jun 19Ju/19 Aug 19 Sep 19 Oct 19 Nov 19 Dec 19 - - TOTALMEC-MONSTER-REIGN-NOS-FULL THROTTLE-RED BULL-ROCKSTAR-5-HOUR-BANG ROCKSTAR8.6 BANGB.O 5-HOUR4.0 REIGN3.5 NOS3.4 FULL THROTTLE 0.7 Source: Nielsen AMC 24 M/E 12/28/2019 Total Non-alcoholic (TNA) Energy

BRAND PERFORMANCE TOTAL U.S. CONVENIENCE / DOLLARS

TOTAL U.S. – CONVENIENCE SNAPSHOT 13 WKS

	$ VOL	$ VOL CHG	$ VOL % CHG	$ SHR	$ SHR CHG
TNA ENERGY	$2,430,052,550	$140,066,660	6.1%	100.0	0.0
TOTAL MEC	$983,479,384	$28,517,024	3.0%	40.5	(1.2)
MONSTER	$805,050,747	($39,560,214)	(4.7%)	33.1	(3.8)
NOS	$85,534,312	($4,092,153)	(4.6%)	3.5	(0.4)
REIGN	$74,672,030	$74,672,030		3.1	3.1
FULL THROTTLE	$18,222,295	($2,502,639)	(12.1%)	0.7	(0.2)
RED BULL	$812,218,832	$34,282,683	4.4%	33.4	(0.5)
ROCKSTAR	$135,968,012	($12,674,122)	(8.5%)	5.6	(0.9)
AMP	$9,291,227	($4,733,110)	(33.7%)	0.4	(0.2)
BANG	$192,538,687	$91,875,615	91.3%	7.9	3.5
STARBUCKS	$86,153,777	$13,034,018	17.8%	3.5	0.4
5-HOUR	$133,394,993	($10,985,815)	(7.6%)	5.5	(0.8)
XYIENCE	$6,479,505	($41,137)	(0.6%)	0.3	(0.0)
CELSIUS	$9,464,247	$2,931,613	44.9%	0.4	0.1
VENOM	$4,349,953	($95,844)	(2.2%)	0.2	(0.0)
A/O	$56,713,933	($2,044,264)	(3.5%)	2.3	(0.2)

Source: Nielsen Total U.S. Convenience 13 W/E 12/28/2019 Total Non-alcoholic (TNA) Energy

BRAND PERFORMANCE TOTAL U.S. CONVENIENCE / UNITS

TOTAL U.S. – CONVENIENCE SNAPSHOT 13 WKS

	U VOL	U VOL CHG	U VOL % CHG	U SHR	U SHR CHG
TNA ENERGY	918,325,661	44,055,540	5.0%	100.0	0.0
TOTAL MEC	391,690,519	5,143,450	1.3%	42.7	(1.6)
MONSTER	318,593,525	(20,603,553)	(6.1%)	34.7	(4.1)
NOS	34,692,027	(3,499,967)	(9.2%)	3.8	(0.6)
REIGN	30,564,989	30,564,989		3.3	3.3
FULL THROTTLE	7,839,978	(1,318,019)	(14.4%)	0.9	(0.2)
RED BULL	268,418,827	14,181,006	5.6%	29.2	0.1
ROCKSTAR	72,255,244	(5,561,029)	(7.1%)	7.9	(1.0)
AMP	4,239,860	(2,841,140)	(40.1%)	0.5	(0.3)
BANG	74,930,303	34,456,197	85.1%	8.2	3.5
STARBUCKS	29,225,596	3,928,301	15.5%	3.2	0.3
5-HOUR	39,297,068	(3,844,399)	(8.9%)	4.3	(0.7)
XYIENCE	3,048,571	(93,872)	(3.0%)	0.3	(0.0)
CELSIUS	4,274,494	1,462,742	52.0%	0.5	0.1
VENOM	4,390,702	(30,676)	(0.7%)	0.5	(0.0)
A/O	26,554,477	(2,745,041)	(9.4%)	2.9	(0.5)

Source: Nielsen Total U.S. Convenience 13 W/E 12/28/2019 Total Non-alcoholic (TNA) Energy

BRAND PERFORMANCE TOTAL U.S. CONVENIENCE / DOLLARS

TOTAL U.S. – CONVENIENCE SNAPSHOT 5 WKS

	$ VOL	$ VOL CHG	$ VOL % CHG	$ SHR	$ SHR CHG
TNA ENERGY	$906,756,915	$52,755,811	6.2%	100.0	0.0
TOTAL MEC	$367,197,136	$14,410,087	4.1%	40.5	(0.8)
MONSTER	$300,055,033	($11,371,836)	(3.7%)	33.1	(3.4)
NOS	$31,647,285	($1,886,906)	(5.6%)	3.5	(0.4)
REIGN	$28,506,075	$28,506,075		3.1	3.1
FULL THROTTLE	$6,988,743	($837,246)	(10.7%)	0.8	(0.1)
RED BULL	$307,234,851	$15,843,350	5.4%	33.9	(0.2)
ROCKSTAR	$50,086,846	($4,993,203)	(9.1%)	5.5	(0.9)
AMP	$3,405,887	($1,691,645)	(33.2%)	0.4	(0.2)
BANG	$69,116,124	$28,026,667	68.2%	7.6	2.8
STARBUCKS	$31,352,611	$5,023,527	19.1%	3.5	0.4
5-HOUR	$50,127,414	($4,050,176)	(7.5%)	5.5	(0.8)
XYIENCE	$2,443,515	$35,292	1.5%	0.3	(0.0)
CELSIUS	$3,398,052	$1,018,557	42.8%	0.4	0.1
VENOM	$1,597,986	($59,787)	(3.6%)	0.2	(0.0)
A/O	$20,796,494	($806,859)	(3.7%)	2.3	(0.2)

Source: Nielsen Total U.S. Convenience 5 W/E 12/28/2019 Total Non-alcoholic (TNA) Energy

BRAND PERFORMANCE TOTAL U.S. CONVENIENCE / UNITS

TOTAL U.S. – CONVENIENCE SNAPSHOT 5 WKS

	U VOL	U VOL CHG	U VOL % CHG	U SHR	U SHR CHG
TNA ENERGY	**341,908,064**	**19,496,863**	**6.0%**	**100.0**	**0.0**
TOTAL MEC	146,314,496	6,977,391	5.0%	42.8	(0.4)
MONSTER	118,732,294	(3,396,797)	(2.8%)	34.7	(3.2)
NOS	12,850,455	(975,640)	(7.1%)	3.8	(0.5)
REIGN	11,722,130	11,722,130		3.4	3.4
FULL THROTTLE	3,009,617	(372,301)	(11.0%)	0.9	(0.2)
RED BULL	101,309,458	5,301,590	5.5%	29.6	(0.1)
ROCKSTAR	26,783,639	(1,711,145)	(6.0%)	7.8	(1.0)
AMP	1,557,070	(1,014,703)	(39.5%)	0.5	(0.3)
BANG	26,607,949	10,286,745	63.0%	7.8	2.7
STARBUCKS	10,606,975	1,560,542	17.3%	3.1	0.3
5-HOUR	14,787,774	(1,233,648)	(7.7%)	4.3	(0.6)
XYIENCE	1,154,178	(170)	(0.0%)	0.3	(0.0)
CELSIUS	1,543,647	522,679	51.2%	0.5	0.1
VENOM	1,614,363	(35,130)	(2.1%)	0.5	(0.0)
A/O	9,628,514	(1,157,287)	(10.7%)	2.8	(0.5)

Source: Nielsen Total U.S. Convenience 5 W/E 12/28/2019 Total Non-alcoholic (TNA) Energy

 50.0 45.0 40.0 35.0 30.0 25.0 20.0 15.0 -------------------------------------------------· TOTAL MEC 40.5 RED BULL 33.9 MONSTER 33.1 10.0 5.0 0.0 Jan 18 Feb 18 Mar 18 Apr 18 May 18 Jun 18Ju/18 Aug 18 Sep 18 Oct 18 Nov 18 Dec 18 Jan 19 Feb 19 Mar 19 Apr 19 May 19 Jun 19Ju/19 Aug 19 Sep 19 Oct 19 Nov 19 Dec 19 - - TOTALMEC-MONSTER-REIGN-NOS-FULL THROTTLE-RED BULL-ROCKSTAR-5-HOUR-BANG BANG7.6 ROCKSTAR 5.5 5-HOUR5.5 NOS3.5 REIGN3.1 FULL THROTTLE 0.8 Source: Nielsen Total U.S. Convenience 24 MIE 12/28/2019 Total Non-alcoholic (TNA) Energy

 50.0 45.0 40.0 35.0 30.0 25.0 20.0 15.0 10.0 --------... -----------..... """"'----..... .....----------------TOTAL MEC 42.8 MONSTER 34.7 RED BULL 29.6 BANG7.8 5-HOUR4.3 5.0 0.0 Jan 18 Feb 18 Mar 18 Apr 18 May 18 Jun 18Ju/18 Aug 18 Sep 18 Oct 18 Nov 18 Dec 18 Jan 19 Feb 19 Mar 19 Apr 19 May 19 Jun 19Ju/19 Aug 19 Sep 19 Oct 19 Nov 19 Dec 19 - - TOTALMEC-MONSTER-REIGN-NOS-FULL THROTTLE-RED BULL-ROCKSTAR-5-HOUR-BANG NOS3.8 REIGN3.4 FULL THROTTLE 0.9 Source: Nielsen Total U.S. Convenience 24 MIE 12/28/2019 Total Non-alcoholic (TNA) Energy

 70.0 60.0 50.0 TEC MONSTER 51.6 40.0 30.0 20.0 10.0 0.0 Jan 18 Feb 18 Mar 18 Apr 18 May 18 Jun 18Ju/18 Aug 18 Sep 18 Oct 18 Nov 18 Dec 18 Jan 19 Feb 19 Mar 19 Apr 19 May 19 Jun 19Ju/19 Aug 19 Sep 19 Oct 19 Nov 19 Dec 19 - MONSTERTEC-STARBUCKS DOUBLESHOT + TRIPLESHOTENERGY COFFEE TEC STARBUCKS 45.9 Source: Nielsen Total U.S. Convenience 24 MIE 12/28/2019

 DISTRIBUTOR NETWORK EFFECTIVE AS OF DECEMBER 31, 2019 COCA-COLA BOTTLERS Maps not to scale

 -·...-..-- ..... .... WORLD TERRITORIES COMPANY COVERAGE EFFECTIVE AS OF DECEMBER 31, 2019 ... AT LEAST ONE BRAND BEING DISTRIBUTED Maps not to scale

DISTRIBUTIONMONSTER ENERGY DRINKS WORLD TERRITORIES COMPANY COVERAGE EFFECTIVE AS OF DECEMBER 31, 2019 COCA-COLA SYSTEM BOTTLERS ALL OTHER - INDEPENDENT NO COVERAGE Maps not to scale

DISTRIBUTION MONSTER IS NOW DISTRIBUTED IN 139 COUNTRIES AND TERRITORIES. STRATEGIC BRANDS ARE NOW DISTRIBUTED IN 93 COUNTRIES AND TERRITORIES. AFFORDABLE ENERGY (PREDATOR) IS NOW DISTRIBUTED IN 16 COUNTRIES WORLDWIDE. ONE OR MORE OF THE COMPANY’S ENERGY DRINKS ARE DISTRIBUTED IN A TOTAL OF 153 COUNTRIES AND TERRITORIES WORLDWIDE.

BRAND IMAGE NEGATIVE MONSTER MENTIONS ON SOCIAL-18% NEGATIVE MONSTER & INGREDIENTS ON SOCIAL-25% YOUGOV BRANDINDEX, REGION: US, SECTOR: BEVERAGES, DEMOGRAPHIC: 18+, DATE: 1/1/2018-10/31/2018 VS 1/1/2019-10/31/2019, BLAZE SOCIAL LISTENING TOOLS

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BRAZILSELECTED MARKET LATEST 3 MONTHS 2019LATEST MONTH 2019 BRAZIL VALUE SHARE MONSTER, BURN - PORTFOLIO ENERGY CATEGORY VALUE GROWTH +17.0% +20.8% MONSTER VALUE GROWTH +73.4% +79.8% MONSTER VALUE SHARE 27.3% 28.4% BURN VALUE GROWTH -16.5% -12.4% BURN VALUE SHARE 2.6% 2.6% PORTFOLIO VALUE SHARE 29.9% 31.0% 30.0% 25.0% 27.3% 28.4% 25.3% 29.9% 31.0% 20.0% 22.5% 20.0% 15.0% 16.4% 10.0% 5.0% 0.0% 3.6% 2.8% 2.6% 2.6% REDE CONDOR – CURITIBA PR (FEMSA)C-STORE SÃO PAULO Source: Nielsen Value Sales to 11/2019. All Measured Channels MONSTERBURNPORTFOLIO YTD 2018YTD 2019Lastest 3 Months 2019Latest Month 2019

CANADASELECTED MARKET LATEST 3 MONTHS 2019LASTEST MONTH 2019 CANADA VALUE SHARE MONSTER, NOS, FULL THROTTLE - PORTFOLIO ENERGY CATEGORY VALUE GROWTH 8.9% 9.7% MONSTER VALUE GROWTH 10.9% 14.1% MONSTER VALUE SHARE 35.7% 36.7% NOS VALUE GROWTH -2.4% 4.5% NOS VALUE SHARE 2.1% 2.2% FULL THROTTLE VALUE GROWTH -9.0% -2.3% FULL THROTTLE VALUE SHARE 1.0% 1.0% PORTFOLIO VALUE SHARE 38.8% 39.9% 40.0% 35.0% 30.0% 34.0% 35.0% 35.7% 36.7% 37.7% 38.1% 39.9% 38.8% 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% 2.5% 2.2% 2.1% 2.2% 1.2% 1.0% 1.0% 1.0% CANEX MILITARY BASE, OTTAWAESSO, TORONTO Source: Nielsen Value Sales to 10/2019. All Measured Channels MONSTERNOSFULL THROTTLEPORTFOLIO YTD 2018YTD 2019Latest 3 Months 2019Latest Month 2019

FRANCESELECTED MARKET FRANCE VALUE SHARE MONSTER - PORTFOLIO LATEST 3 MONTHS 2019LATEST MONTH 2019 30.0% ENERGY CATEGORY VALUE GROWTH +17.0% +14.8% MONSTER VALUE GROWTH +29.0% +29.0% PORTFOLIO VALUE SHARE 27.7% 28.0% 20.0% 23.3% 25.5% 27.7%28.0% 15.0% 10.0% 5.0% MONOPRIX, GROCERY DYNEFF, PETROL 0.0% MONSTER Source: Nielsen Value Sales to 11/2019. All Measured Retail Channels YTD 2018YTD 2019Latest 3 Months 2019Latest Month 2019

GERMANYSELECTED MARKET LATEST 3 MONTHS 2019LATEST MONTH 2019 GERMANY VALUE SHARE MONSTER - PORTFOLIO ENERGY CATEGORY VALUE GROWTH +2.9% +2.3% MONSTER VALUE GROWTH +10.9% +11.8% PORTFOLIO VALUE SHARE 16.2% 16.5% 16.0% 15.5% 16.0%16.2% 16.5% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% REWE, HYPERMARKETREAL, GROCERY Source: Nielsen Value Sales to 11/2019. All Measured Retail Channels 0.0% MONSTER YTD 2018YTD 2019Lastest 3 Months 2019Latest Month 2019

GREAT BRITAIN SELECTED MARKET LATEST 3 MONTHS 2019LATEST MONTH 2019 GREAT BRITAIN VALUE SHARE MONSTER, RELENTLESS - PORTFOLIO ENERGY CATEGORY VALUE GROWTH +3.9% +5.2% MONSTER VALUE GROWTH +12.4% +12.6% MONSTER VALUE SHARE 22.0% 22.0% RELENTLESS VALUE GROWTH +5.5% -0.9% RELENTLESS VALUE SHARE 3.8% 3.6% PORTFOLIO VALUE SHARE 25.8% 25.6% REIGN LAUNCHED 12/2019 25.0% 20.0% 15.0% 18.7% 20.5% 22.0% 22.0% 22.9% 24.4% 25.8% 25.6% 10.0% 5.0% 4.3% 3.8% 3.8% 3.6% WH SMITH, CONVENIENCEBESTWAY, WHOLESALE Source: Nielsen Value Sales to 11/2019. All Measured Retail Channels 0.0% MONSTERRELENTLESSPORTFOLIO YTD 2018YTD 2019Lastest 3 Months 2019Latest Month 2019

JAPANSELECTED MARKET LATEST 3 MONTHS 2019LATEST MONTH 2019 JAPAN VALUE SHARE MONSTER - PORTFOLIO ENERGY CATEGORY VALUE GROWTH +14.7% +15.9% MONSTER VALUE GROWTH +31.8% +35.0% MONSTER VALUE SHARE 54.2% 54.5% PORTFOLIO VALUE SHARE 54.2% 54.5% 54.0% 54.2% 54.5% 52.0% 51.8% 50.0% 48.0% 47.7% 46.0% TIGER WOODS DISPLAYS AT HYPER STORES500ML BOTTLE CAN LAUNCH 44.0% MONSTER Source: Intage Convenience Value Share to 11/2019 YTD 2018YTD 2019Lastest 3 Months 2019Latest Month 2019

MEXICOSELECTED MARKET LATEST 3 MONTHS 2019LATEST MONTH 2019 MEXICO VALUE SHARE MONSTER, BURN - PORTFOLIO ENERGY CATEGORY VALUE GROWTH +16.3% +15.5% MONSTER VALUE GROWTH +10.4% +4.7% MONSTER VALUE SHARE 28.7% 27.4% BURN VALUE GROWTH -55.8% -65.5% BURN VALUE SHARE 0.7% 0.5% PORTFOLIO VALUE SHARE 29.4% 27.8% 30.0% 25.0% 31.3% 30.5% 28.7% 27.4% 33.2% 31.5% 29.4% 27.8% 20.0% 15.0% 10.0% 5.0% 0.0% 1.9% 1.0% 0.7% 0.5% EL FLORIDO, ENSENADALA COMER, MEXICO CITY Source: Nielsen Value Sales to 11/2019. All Measured Channels MONSTERBURNPORTFOLIO YTD 2018YTD 2019Latest 3 Months 2019Latest Month 2019

POLAND SELECTED MARKET ENERGY CATEGORY VALUE GROWTH +12.0% +14.9% MONSTER VALUE GROWTH +52.8% +50.6% MONSTER VALUE SHARE 14.9% 14.3% BURN VALUE GROWTH +4.6% +9.3% BURN VALUE SHARE 3.2% 3.1% PORTFOLIO VALUE SHARE 18.0% 17.4% POLAND VALUE SHARE MONSTER, BURN - PORTFOLIO PREDATOR LAUNCHED 1/2020 20.0% 18.0% 16.0% 14.0% 12.0% 10.0% 8.0% 9.0% 12.3% 14.9% 14.3% 12.5% 18.0% 17.4% 6.0% 4.0% 2.0% SELGROS, CASH & CARRYLEWIATAN, SUPERMARKET Source: Nielsen Value Sales to 10/2019. All Measured Retail Channels 0.0% MONSTERBURNPORTFOLIO YTD 2018YTD 2019Latest 3 Months 2019Latest Month 2019

SOUTH AFRICA SELECTED MARKET LATEST 3 MONTHS 2019LATEST MONTH 2019 SOUTH AFRICA VALUE SHARE MONSTER, POWERPLAY, BURN, PREDATOR - PORTFOLIO ENERGY CATEGORY VALUE GROWTH +23.1% +23.8% MONSTER VALUE GROWTH +34.7% +36.7% MONSTER VALUE SHARE 17.3% 17.3% PLAY VALUE GROWTH +12.0% +7.5% PLAY VALUE SHARE 15.0% 14.4% AFFORDABLE (PREDATOR + BURN) VALUE GROWTH +26.0% +19.6% AFFORDABLE (PREDATOR + BURN) VALUE SHARE 6.6% 6.5% PORTFOLIO VALUE SHARE 38.9% 38.3% 40.0% 35.0% 39.3% 39.2% 38.9% 38.3% 30.0% 25.0% 20.0% 19.7% 15.0% 17.3% 17.3% 15.7% 16.2%16.7% 15.0% 14.4% 10.0% 5.0% 0.0% 3.9% 6.3% 6.6% 6.5% PICK N PAY, HYPERMARKETSUPERSPAR, SUPERMARKET Source: Nielsen Value Sales to 11/2019. All Measured Retail Channels MONSTERPOW ERPLAYAFFORDABLEPORTFOLIO YTD 2018YTD 2019Lastest 3 Months 2019Latest Month 2019

SPAIN SELECTED MARKET LATEST 3 MONTHS 2019LATEST MONTH 2019 SPAIN VALUE SHARE MONSTER, BURN - PORTFOLIO ENERGY CATEGORY VALUE GROWTH +20.8% +21.4% MONSTER VALUE GROWTH +38.6% +33.3% MONSTER VALUE SHARE 35.4% 35.1% BURN VALUE GROWTH +8.3% +11.0% BURN VALUE SHARE 7.5% 7.7% PORTFOLIO VALUE SHARE 42.9% 42.8% 45.0% 40.0% 35.0% 30.0% 25.0% 29.7% 31.9% 35.4% 35.1% 38.0% 39.9% 42.9% 42.8% 20.0% 15.0% 10.0% 5.0% 8.3% 8.0% 7.5% 7.7% ALCAMPO, GROCERYGALP, PETROL Source: Nielsen Value Sales to 11/2019. All Measured Retail Channels 0.0% MONSTERBURNPORTFOLIO YTD 2018YTD 2019Lastest 3 Months 2019Latest Month 2019

VALUESHAREGROWTH SELECT GLOBAL MARKETS MONSTER VALUE SHARE LATEST MONTH ‘18 MONSTER VALUE SHARE LATEST MONTH ‘19 PORTFOLIO VALUE SHARE LATEST MONTH ‘18 PORTFOLIO VALUE SHARE LATEST MONTH ‘19MONSTER VALUE GROWTH ENERGY CATEGORY VALUE GROWTH BRAZIL 19.1% 28.4% 22.7% 31.0% 79.8% 20.8% CANADA 35.3% 36.7% 38.8% 39.9% 14.1% 9.7% FRANCE 24.9% 28.0% 25.9% 28.0% 29.0% 14.8% GERMANY16.3%16.5%16.6%16.5%11.8%2.3% GREAT BRITAIN 20.9% 22.0% 24.7% 25.6% 12.6% 5.2% JAPAN46.8% 54.5% 46.8% 54.5% 35% 15.9% MEXICO 30.2% 27.4% 31.8% 27.8% 4.7% 15.5% POLAND10.9%14.3%14.2%17.4%50.6%14.9% SOUTH AFRICA15.7%17.3%39.1%38.3%36.7%23.8% SPAIN32.0%35.1%40.4%42.8%33.3%21.4% Source: Nielsen Value Sales to 10/2018, 11/2018, 12/2018, 10/2019 and 11/2019. Nielsen Mexico All Measured Channels 4 weeks ending 11/22/2019 value sales; Nielsen Canada All Measured Channels 4 weeks ending 10/28/2019 value sales; Nielsen Brazil All Measured Channels 4 weeks ending 11/30/2019 value sales

 7 1 - 4 0 w AUSTRALIA ENERGY DRINKS BY BRAND VALUE SHARE 34.6% 24.6% BELGIUM ENERGY DRINKS BY BRAND VALUE SHARE 40.1% 25.4% DENMARK ENERGY DRINKS BY BRAND VALUE SHARE 28.4% 28.1% FRANCE ENERGY DRINKS BY BRAND VALUE SHARE 48.2% 28.0% Jan-17 Mar-17 May-17 Jul-17 Sep-17 Nov-17 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 Sep-19 k wk12 - 1 7 wk20 - 1 7 wk28 - 1 7 wk36 - 1 7 wk44 - 1 7 wk52 - 1 7 wk08 - 1 8 wk16 - 1 8 wk24 -1 8 wk32 - 1 8 wk40 - 1 8 wk48 - 1 8 wk04 - 1 9 wk12 - 1 9 wk20 - 1 9 wk28 - 1 9 wk36 - 1 9 wk44 - 1 9 2.3%1.0% 2.5% wk04 - 1 7 wk12 - 1 7 wk20 - 1 7 wk28 - 1 7 wk36 - 1 7 wk44 - 1 7 wk52 - 1 7 wk08 - 1 8 wk16 - 1 8 wk24 -1 8 wk32 - 1 8 wk40 - 1 8 wk48 - 1 8 wk04 - 1 9 wk12 - 1 9 wk20 - 1 9 wk28 - 1 9 wk36 - 1 9 wk44 - 1 9 wk04 - 1 7 wk12 - 1 7 wk20 - 1 7 wk28 - 1 7 wk36 - 1 7 wk44 - 1 7 wk52 - 1 7 wk08 - 1 8 wk16 - 1 8 wk24 -1 8 wk32 - 1 8 wk40 - 1 8 wk48 - 1 8 wk04 - 1 9 wk12 - 1 9 wk20 - 1 9 wk28 - 1 9 wk36 - 1 9 wk44 - 1 9 GERMANY ENERGY DRINKS BY BRAND VALUE SHARE 42.0% 16.5% GB ENERGY DRINKS BY BRAND VALUE SHARE 32.7% 25.6% HUNGARY ENERGY DRINKS BY BRAND VALUE SHARE 15.4% 8.2% JAPAN ENERGY DRINKS BY BRAND VALUE SHARE 54.5% 37.7% 1.8% wk04 - 1 7 wk12 - 1 7 wk20 - 1 7 wk28 - 1 7 wk36 - 1 7 wk44 - 1 7 wk52 - 1 7 wk08 - 1 8 wk16 - 1 8 wk24 -1 8 wk32 - 1 8 wk40 - 1 8 wk48 - 1 8 wk04 - 1 9 wk12 - 1 9 wk20 - 1 9 wk28 - 1 9 wk36 - 1 9 wk44 - 1 9 wk04 - 1 7 wk12 - 1 7 wk20 - 1 7 wk28 - 1 7 wk36 - 1 7 wk44 - 1 7 wk52 - 1 7 wk08 - 1 8 wk16 - 1 8 wk24 -1 8 wk32 - 1 8 wk40 - 1 8 wk48 - 1 8 wk04 - 1 9 wk12 - 1 9 wk20 - 1 9 wk28 - 1 9 wk36 - 1 9 wk44 - 1 9 Jan-17 Mar-17 May-17 Jul-17 Sep-17 Nov-17 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Jan-17 Mar-17 May-17 Jul-17 Sep-17 Nov-17 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19 NORWAY ENERGY DRINKS BY BRAND VALUE SHARE 41.3% 36.9% POLAND ENERGY DRINKS BY BRAND VALUE SHARE 22.2% 17.4% REP. IRELAND ENERGY DRINKS BY BRAND VALUE SHARE 26.6% 24.8% ROMANIA ENERGY DRINKS BY BRAND VALUE SHARE 27.7% 17.7% 2.2% wk04 - 1 7 wk12 - 1 7 wk20 - 1 7 wk28 - 1 7 wk36 - 1 7 wk44 - 1 7 wk52 - 1 7 wk08 - 1 8 wk16 - 1 8 wk24 -1 8 wk32 - 1 8 wk40 - 1 8 wk48 - 1 8 wk04 - 1 9 wk12 - 1 9 wk20 - 1 9 wk28 - 1 9 wk36 - 1 9 wk44 - 1 9 1.7% Jan-17 Mar-17 May-17 Jul-17 Sep-17 Nov-17 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19 J/F 2017 M/A 2017 M/J 2017 J/A 2017 S/O 2 017 N/ D 2 017 J/F 2018 M/A 2018 M/J 2018 J/A 2018 S/O 2 018 N/ D 2 018 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct -19 Jan-17 Mar-17 May-17 Jul-17 Sep-17 Nov-17 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 Sep-19 MEC BRANDS SOUTH AFRICA ENERGY DRINKS BY BRAND VALUE SHARE 38.3% SPAIN ENERGY DRINKS BY BRAND VALUE SHARE 42.8% SWEDEN ENERGY DRINKS BY BRAND VALUE SHARE 37.0% RED BULL COKE ENERGY 20.2% 0.7% 0.6% 33.1% 1.8%1.1% 13.2% 2.0% 1.4% Jan-17 Mar-17 May-17 Jul-17 Sep-17 Nov-17 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19 wk04 - 1 7 wk12 - 1 7 wk20 - 1 7 wk28 - 1 7 wk36 - 1 7 wk44 - 1 7 wk52 - 1 7 wk08 - 1 8 wk16 - 1 8 wk24 -1 8 wk32 - 1 8 wk40 - 1 8 wk48 - 1 8 wk04 - 1 9 wk12 - 1 9 wk20 - 1 9 wk28 - 1 9 wk36 - 1 9 wk44 - 1 9 wk04 - 1 7 wk12 - 1 7 wk20 - 1 7 wk28 - 1 7 wk36 - 1 7 wk44 - 1 7 wk52 - 1 7 wk08 - 1 8 wk16 - 1 8 wk24 -1 8 wk32 - 1 8 wk40 - 1 8 wk48 - 1 8 wk04 - 1 9 wk12 - 1 9 wk20 - 1 9 wk28 - 1 9 wk36 - 1 9 wk44 - 1 9

MONSTER MARKETSPLANNED TO BE LAUNCHED OR TRANSITIONED IN 2020 EMEA APAC LATAM/CARIBBEAN ARMENIA EGYPT ISRAEL KOSOVO MOLDOVA INDONESIA SRI LANKA THAILAND BARBADOS BELIZE ST. LUCIA SURINAME TRINIDAD AND TOBAGO

NOTES ON CHINA

MONSTER VOLUME GROWTH +192% (YTD Q3 2019)

FURTHER BUILD NATIONAL DISTRIBUTION OF GREEN & ULTRA





SUPER - WUHAN



HYPER - XIAMEN



PETRO - XINJIANG

SUCCESSFUL NATIONAL LAUNCH OF MANGO CRAZE





HYPER - SHANGHAI



SUPER - CHENGDU



GROCERY - LIAONING

SUMMER CONSUMER PROMOTION – "HONOR OF KINGS" UNDER-THE-CAP



SUGUO SUPER - NANJING



RT MART - QINGDAO



7-ELEVEN - BEIJING



CRV - GUANGDONG

2019CHAMPIONS LEWIS HAMILTON 6X FORMULA 1 CHAMPION KYLE BUSCH 2X MONSTER ENERGY NASCAR SERIES CHAMPION FABIO QUARTARARO MOTOGP ROOKIE OF THE YEAR YOUNGEST-EVER MOTO GP POLE WINNER TIGER WOODS 2019 MASTERS CHAMPION ELI TOMAC 3X MOTOCROSS CHAMPION NYJAH HUSTON STREET LEAGUE SKATEBOARD CHAMPION JON JONES UFC LIGHT HEAVY WEIGHT CHAMPION CHLOE KIM 2019 X GAMES SUPERPIPE CHAMPION

X GAMES CHAMPIONS 2019

WINTER

18 TOTAL MEDALS WON



CHLOE KIM
SNOWBOARD SUPERPIPE GOLD



CASSIE SHARPE
SKI SUPERPIPE GOLD



CODY MATECHUK
SNOW BIKECROSS GOLD



DOUG HENRY
PARA SNOW BIKECROSS GOLD



CASEY CURRIE
JEEP WRANGLER X CHALLENGE GOLD

SUMMER

14 TOTAL MEDALS WON



NYJAH HUSTON
STREET BEST TRICK GOLD



MIKE VARGA
DAVE MIRRA'S BMX PARK BEST TRICK GOLD



JARRYD McNEIL
STEP UP GOLD



JAMIE BESTWICK
BMX VERT SILVER



JACKSON STRONG
BEST TRICK SILVER

MAJOR SERIESSPONSORSHIPS 2019

MOTOGP THE LEGEND MONSTER ENERGY TEAM GLOBAL VIEWERSHIP: 433M HOMES REACHED THE UP-AND-COMERS MAVERICK VINALES 2 – 2019 WINS ALEX RINS 2 – 2019 WINS Source: Dorna VALENTINO ROSSI 9X MOTOGP CHAMPION JOAN MIRFABIO QUARTARARO 2019 ROOKIE OF THE YEAR

UFC SPONSORSHIP THE BIGGEST FIGHTS CONOR McGREGOR DONALD “COWBOY” CERRONE VS JANUARY 18, 2020 DANIEL CORMIERROSE NAMAJUNASJON JONES UFC LIGHT HEAVY WEIGHT CHAMPION JORGE MASVIDAL UFC BMF CHAMPION

E-SPORTS2019 TOP TOURNAMENTSTOP TEAMS TEAMS WON 44 MAJOR TOURNAMENTS 211,539,210 VIEWS* EVIL GENIUSES NATUS VINCERE 44,629,677 UNIQUE VIEWS* ALLIANCE TEAM LIQUID Source: Liquidpedia.net

MUSIC 2019 TOP ARTISTSTOP FESTIVALS BUN BANTHRAXFIVE FINGER DEATH PUNCH COLE SWINDELPAPA ROACHTECH N9NE JONATHAN DAVIS

SOCIAL 2019 KEY HIGHLIGHTS 475K+ HOURS OF CONSUMER ATTENTION 5B+ REACH*TOTAL IMPRESSIONS 200MM+ ENGAGEMENTS 550MM+ VIDEO VIEWS 2MM+ MENTIONS BY CONSUMERS 40MM+ FOLLOWERS WORLDWIDE KEN BLOCK’S CLIMBKHANA TWO 9.6 MILLION VIEWS 7-ELEVEN/TWITCH GAMING PROMO MONSTER MULE ULTRA SHOPPING-ENABLED MEDIA

U.S. NATIONAL PROMOTIONS 2019 JANUARY - APRILMAY – AUGUST 28.5 MILLION TABS REDEEMED FOR MONSTER GEAR SEPTEMBER - DECEMBER

U.S. NATIONAL PROMOTIONS 2020 MARCH - MAYJUNE - AUGUSTSEPTEMBER - DECEMBER PURCHASE MONSTER – EARN TICKETS OR HALO PRIZES

INCLUSIVE MARKETING 2019


DUB SHOW
CAR SHOW & CONCERT TOUR

DUB SHOW TOUR



SNEAKER CULTURE



LATIN MUSIC

HISPANIC FESTIVALS



BREAKDANCERS



INFLUENCERS
35 MILLION REACH

ULTRA FULL FLAVOR – ZERO SUGAR BRAND AMBASSADORS: BELLA TWINS 36 MILLION SOCIAL MEDIA FOLLOWERS, 4.5 MILLION VIEWS HIT TV SHOW & TALK SHOW FAVORITES SOCIAL MEDIA CAMPAIGN 230 MILLION EXPOSURE ON PARTNER WEBSITES INFLUENCER REACH 19 MILLION

JAVA COFFEE WITH ATTITUDE EVENT ACTIVATION STAGECOACH NATIONAL COFFEE DAY CAMPAIGN 29 MILLION REACHED INFLUENCERSFOOD BEAST COLLABORATION NATIONAL CONSUMER PROMONEW PRODUCT INTRO 26 MILLION IMPRESSIONS

MUSCLEMONSTER #1 U.S. ENERGY + PROTEIN DRINK ROBUST DIGITAL CAMPAIGNSELITE PERFORMANCE ATHLETESNATIONAL FITNESS EVENTS

HYDROHARD-CHARGING HYDRATION TARGETED DIGITAL CAMPAIGNSPRO CYCLING SPONSORSHIPSAVP NATIONAL PROMOTION

MONSTER U.S.INNOVATION 2019 NATIONAL LAUNCHNATIONAL LAUNCH

MONSTER U.S.INNOVATION 2020 WATCH THIS SPACE

REIGN TOTAL BODY FUEL

REIGN TOTAL BODY FUEL


REIGN
THE FIT EXPO
I RUN FOR THE AFTER PARTY
REIGN
DICK'S
ARNOLD SPORTS FESTIVAL
ARNOLD
MARCH 5 - 8, 2020
REIGN
ARNOLD SPORTS FESTIVAL
22,000 athletes from 80 nations competing in 80+ events

NATIONAL & GLOBAL PARTNERSHIPS



BRAND AMBASSADORS

EVA MARIE & THOR


Video
reignbodyfuel
REIGN
YOU MAKE A STATEMENT.
1,475,227 views · Liked by jodi_pursel and vanapps
reignbodyfuel 200 of the world's strongest men and women took to the streets of New York with a simple message. Inspire. Motivate. Achieve. #ReignOverNYC #youreignyourrules #ReignBodyFuel flauwlesss @that_guy_delta he won this year as well
that_guy_delta @flauwlesss He won the Arnold, not WSM
April 17

SOCIAL & MEDIA AMBASSADORS

2019 RESULTS: 685,000,000 DIGITAL IMPRESSIONS

91,578,548 COMPLETED VIEWS


REIGN
16.oz. Cans
BUY 2 GET 1
FREE
WIN A TRIP
WORLDS STRONGEST MAN!
• 3 Month Gym Membership
REIGN
REIGN

NATIONAL CHAIN PROGRAMMING

U.S. INNOVATION2019

U.S. INNOVATION2020 WATCH THIS SPACE WATCH THIS SPACE JAN. 2020

STRATEGIC BRANDSINNOVATION 2019

STRATEGIC BRANDSINNOVATION 2020 AUSTRALIA U.S. BELGIUM RUSSIA WATCH THIS SPACE NATIONAL LAUNCH

NOSGET AFTER IT 300 MG CAFFEINE, BCAA AMINOS NATIONAL MEDIA DELIVERED OVER 230M IMPRESSIONS ATHLETES & PARTNERS 8 ATHLETES / 185+ EVENTS INFLUENCER CONTENT & PARTNERSHIPS GENERATED OVER 12M VIEWS INNOVATION

FULL THROTTLE
HARD WORKING, EASY DRINKING


TRY
IT NOW


FIND
YOURS

DIGITAL MEDIA
TRIAL AND CONSIDERATION
TARGETED MEDIA / 4M IMPRESSIONS

NATIONAL EVENTS
15 NATIONAL BIKE CULTURE EVENTS THROUGHOUT THE COUNTRY


BIKE CULTURE, TAYLOR SCHULTZ & BIG AL


US SPECIAL FORCES OFFICER, TIM KENNEDY

PARTNERS & ATHLETES

250MG OF CAFFEINE
COMING 2020


Full Throttle
ENERGY DRINK
ORIGINAL
Full Throttle
ENERGY DRINK
BLUE AGAVE

RELENTLESS BE RELENTLESS HIP-HOP, GRIME & ELECTRIC MUSIC CREDIBLE KNOWN ARTIST COLLABORATIONS MAJOR FESTIVALS SCENE CREDIBLE EVENTSGRASS ROOTS SUPPORT

BURN BURN IT DOWN DELIVERING ICONIC PARTY MOMENTS PARTY DESTINATIONSPARTY WITH YOUR FAVORITE ARTISTINFLUENCERS

LIVE+ENERGY FOR THE ADVENTURE ADVENTURE SPORTS TARGETED DIGITAL SUPPORT FACEBOOK, INSTAGRAM, GOOGLE & MORE TO REACH CUSTOMERS WHERE THEY HANG THE MOST NATIONWIDE PARTNERSHIPS CREATION OF EPIC LOCALLY CREATED CONTENT SURROUNDING OUR ASSETS PROMOTE TRIAL EDUCATION AND TRIAL OF PRODUCTS ACROSS NEW ZEALAND

MOTHER ENERGY TO EXPLORE, CREATE, HAVE FUN & LIVE MUSIC AND ADVENTURE

PLAY LIFE IS A SONG, PLAY IT! LOCAL URBAN MUSIC AND STREET CULTURE

NALU FRUITY ENERGIZER KEEPS YOU GOING THROUGH THE DAY! ABOVE THE LINE MASS SAMPLING INSTORESPONSORSHIPDIGITAL

PREDATOR RULE YOUR KINGDOM! AFFORDABLE ENERGY RAUL JIMENEZ: MEXICAN SOCCER STAR TEMPLATE WILL BE MODIFIED TO FEATURE LOCAL HERO

SOLID FINANCIAL RESULTS 27 CONSECUTIVE YEARS OF INCREASED SALES SINCE THE ACQUISITION OF THE HANSEN BEVERAGE BUSINESS IN 1992. ACHIEVED $3.8 BILLION IN NET SALES IN 2018 UP 13% OVER NET SALES OF $3.4 BILLION IN 2017. FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019, ACHIEVED $3.2 BILLION IN NET SALES UP 10.4% OVER NET SALES OF $2.9 BILLION FOR THE SAME PERIOD IN 2018. NET SALES FOR THE THIRD QUARTER OF 2019 INCREASED TO $1.1 BILLION UP 11.6% FROM THE SAME QUARTER LAST YEAR. NET INCOME FOR THE THIRD QUARTER OF 2019 INCREASED TO $299 MILLION UP 11.6% FROM THE SAME QUARTER LAST YEAR.

SHAREREPURCHASESUMMARY 2019 SHARES PURCHASEDAVERAGE PRICE (EXCLUDING BROKER’S COMMISSION) GROSS AMOUNT (EXCLUDING BROKER’S COMMISSION)

MONSTER BEVERAGE CORPORATION
REPORTED NET SALES
($ IN MILLIONS)
26.7% CAGR TO
DECEMBER 2018
$110
$180
$349
$606
$904
$1,034
$1,143
$1,304
$1,703
$2,061
$2,246
$2,465
$2,723
$3,049
$3,369
$3,807
$2,883
$3,184
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
YTD
9/30/18
YTD
9/30/19

MONSTER BEVERAGE CORPORATION

REPORTED OPERATING INCOME ($ IN MILLIONS)


$10
$34
$103
$159
$231
$164
$337
$348
$456
$551
$573
$748
$894
$1,085
$1,199
$1,284
$977
$1,086
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
YTD 9/30/18
YTD 9/30/19

MONSTER BEVERAGE CORPORATION

ADJUSTED OPERATING INCOME ("OI") ($ IN MILLIONS)



38.5% CAGR TO DECEMBER 2018
$10
$34
$103
$175
$256
$282
$334
$346
$457
$555
$602
$774
$950
$1,184
$1,244
$1,317
$1,007
$1,094
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
YTD 9/30/18
YTD 9/30/19

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	YTD 9/30/18	YTD 9/30/19
REPORTED OI	$10	$34	$103	$159	$231	$164	$337	$348	$456	$551	$573	$748	$894	$1,085	$1,199	$1,284	$977	$1,086
*ADJUSTMENTS				16	25	118	-3	-2	1	4	29	26	56	99	45	33	30	8
ADJUSTED OI	$10	$34	$103	$175	$256	$282	$334	$346	$457	$555	$602	$774	$950	$1,184	$1,244	$1,317	$1,007	$1,094

* Adjusted operating income is a non-GAAP financial measure that includes adjustments for (1) termination costs to prior distributors; (2) professional service fees, net of insurance reimbursements, associated with the review of stock option grants and granting practices; (3) expenditures related to regulatory matters and litigation concerning the advertising, marketing, promotion, ingredients, usage, safety and sale of the Company's Monster Energy brand energy drinks; (4) Coca-Cola transaction expenses; (5) the gain on sale of the Monster non-energy business; (6) the acceleration of deferred revenue; (7) AFF transaction expense and (8) Dutch auction tender expenses.

* Non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. We include these non-GAAP financial measures because we believe they are useful to investors in allowing for greater transparency related to our ongoing operations. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used to their most directly comparable GAAP financial measures as provided in the table.

MONSTER BEVERAGE CORPORATION

REPORTED NET INCOME
($ IN MILLIONS)



$6
$20
$63
$98
$149
$108
$209
$212
$286
$340
$339
$483
$547
$713
$821
$993
$754
$853
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
YTD 9/30/18
YTD 9/30/19

MONSTER BEVERAGE CORPORATION
REPORTED DILUTED EARNINGS PER SHARE
ADJUSTED FOR STOCK SPLITS
$0.01
$0.04
$0.11
$0.17
$0.25
$0.18
$0.37
$0.38
$0.51
$0.62
$0.65
$0.92
$0.95
$1.19
$1.42
$1.76
$1.33
$1.56
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
YTD 9/30/18
YTD 9/30/19

MONSTER BEVERAGECORPORATION BALANCE SHEET HIGHLIGHTS ($ IN THOUSANDS) SEPTEMBER 30, 2019DECEMBER 31, 2018PERCENTAGE CHANGE CASH & CASH EQUIVALENTS$717,617$637,51313% SHORT-TERM INVESTMENTS$587,356$320,65083% LONG-TERM INVESTMENTS$14,370-TOTAL INVESTMENTS$601,726$320,65088% TOTAL CASH & INVESTMENTS$1,319,343$958,16338% ACCOUNTS RECEIVABLE$647,983$484,562 34% INVENTORIES$317,745$277,70514% CURRENT LIABILITIES$714,216$601,14519% DEFERRED REVENUE – LONG TERM$292,101$312,224-6% TOTAL STOCKHOLDER’S EQUITY$4,107,978$3,610,90114% CURRENT RATIO3.33.010%

MONSTER BEVERAGE CORPORATION

Q3 2019 RESULTS
($ IN MILLIONS EXCEPT PER SHARE DATA)

REPORTED NET SALES
+11.6%



$1,016
$1,134
3Q18
3Q19

REPORTED OPERATING INCOME
+16.5%*



$340
$395
3Q18
3Q19

REPORTED NET INCOME
+11.6%*



$268
$299
3Q18
3Q19

REPORTED DILUTED EPS
+14.0%*



$0.48
$0.55
3Q18
3Q19

*After distributor termination costs of $14M for 3Q18. There were no distributor termination costs for 3Q19

MONSTER BEVERAGECORPORATION ($ IN MILLIONS EXCEPT PER SHARE DATA) REPORTED NET SALES +10.4% REPORTED OPERATING INCOME +11.1%* REPORTED NET INCOME +13.1%* REPORTED DILUTED EPS +16.9%* $3,184 20182019 $1,086 20182019 $853 20182019 $1.56 20182019 *After distributor termination costs of $27M and $11M for 2018 and 2019, respectively

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